Intangible assets	12 Months Ended
Jun. 30, 2021
Text block [abstract]
Intangible assets
12    Intangible assets

	2021			2020
	Goodwill	Other intangibles	Total	Goodwill	Other intangibles	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value
At the beginning of the financial y ear	1,197	377	1,574	247	428	675
Impact of change in accounting policies (1)	–	–	–	950	–	950
At the beginning of the financial year (restated)	1,197	377	1,574	1,197	428	1,625
Additions	–	23	23	–	98	98
Amortisation for the year	–	(93)	(93)	–	(118)	(118)
Impairments for the year (2)	–	(52)	(52)	–	–	–
Transfers and other movements	–	(15)	(15)	–	(31)	(31)

At the end of the financial year	1,197	240	1,437	1,197	377	1,574

– Cost	1,197	1,506	2,703	1,197	1,580	2,777
– Accumulated amortisation and impairment s	–	(1,266)	(1,266)	–	(1,203)	(1,203)

(1)
Intangible assets has been restated to reflect changes to the Group’s accounting policy following a decision by the IFRS Interpretations Committee on IAS 12 ‘Income Taxes’, resulting in the retrospective recognition of US$950 million of Goodwill at Olympic Dam. Refer to note 39 ‘New and amended accounting standards and interpretations and changes to accounting policies’ for further information.

(2)	Refer to note 13 ‘Impairment of non-current assets’ for information on impairments.
Recognition and measurement
Goodwill
Where the fair value of the consideration paid for a business acquisition exceeds the fair value of the identifiable assets, liabilities and contingent liabilities acquired, the difference is treated as goodwill. Where consideration is less than the fair value of acquired net assets, the difference is recognised immediately in the income statement. Goodwill is not amortised and is measured at cost less any impairment losses.
Other intangibles
The Group capitalises amounts paid for the acquisition of identifiable intangible assets, such as software, licences and initial payments for the acquisition of mineral lease assets, where it is considered that they will contribute to future periods through revenue generation or reductions in cost. These assets, classified as finite life intangible assets, are carried in the balance sheet at the fair value of consideration paid less accumulated amortisation and impairment charges. Intangible assets with finite useful lives are amortised on a straight-line basis over their useful lives. The estimated useful lives are generally no greater than eight years.
Initial payments for the acquisition of intangible mineral lease assets are capitalised and amortised over the term of the permit. A regular review is undertaken of each area of interest to determine the appropriateness of continuing to carry forward costs in relation to that area. Capitalised costs are only carried forward to the extent that they are expected to be recovered through the successful exploitation of the area of interest or alternatively by its sale. To the extent that capitalised expenditure is no longer expected to be recovered, it is charged to the income statement.